                                                                 EXHIBIT 10.32.1

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is entered into as of September 8, 2004, by and among WESTERN DIGITAL TECHNOLOGIES, INC., a Delaware corporation ("Borrower"), WESTERN DIGITAL (FREMONT), INC., a Delaware corporation ("WD Fremont"), the other credit parties and guarantors party hereto (each individually a "Credit Party" and collectively, the "Credit Parties"), the lenders signatory hereto (each individually a "Lender" and collectively the "Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as administrative agent for Lenders (in such capacity, "Agent"), and BANK OF AMERICA, N.A., as documentation agent for Lenders ("Documentation Agent"; Agent and Documentation Agent are collectively referred to as "Co-Agents" and each, a "Co-Agent").

                                    RECITALS

     A. Borrower, the other Credit Parties party thereto, Lenders, and Co-Agents have entered into the Amended and Restated Credit Agreement dated as of September 19, 2003, (collectively, "Credit Agreement"), pursuant to which Co-Agents and Lenders are providing financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein.

     B. Borrower has requested that Agent and Requisite Lenders amend the Credit Agreement, and Agent and Lenders are willing to do so subject to the terms and conditions of this Amendment.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the continued performance by Borrower and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the other Credit Parties signatory hereto, Lenders, and Co-Agents hereby agree as follows:

          1. Ratification and Incorporation of Credit Agreement. Except as expressly modified under this Amendment, (a) each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Credit Agreement are incorporated herein by this reference as if set forth in full herein.

          2. Amendment to Credit Agreement.

               (a) The following definition is hereby added to Annex A to the Credit Agreement in appropriate alphabetical order:

                    "First Amendment" shall mean the First Amendment to Amended and Restated Credit Agreement dated as of September 8, 2004.


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               (b) Section 6.10 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu therefor:

                    6.10 Financial Covenants. Borrower shall not breach or fail to comply with any of the financial covenants set forth in Annex G (the "Financial Covenants"); provided, that the Financial Covenants shall not be tested until such time as (a) there are any outstanding Revolving Credit Advances or Letter of Credit Obligations (excluding Letters of Credit (i) for bank guarantees issued on behalf of WD UK, (ii) to support Borrower's replacement real estate lease for its headquarters location, (iii) posted in the approximate amount of $25,200,000 in satisfaction of the writs of attachment obtained by Cirrus Logic, Inc. against Borrower and WD Malaysia, and (iv) to support other corporate purposes acceptable to Agent in an aggregate outstanding amount not to exceed $10,000,000), or (b) (i) as of the end of September 2003, Borrower and its Subsidiaries (other than Excluded Subsidiaries) shall have Available Liquidity of less than $285,000,000, or (ii) as of the end of any March, June, September or December of each year (other than September 2003), Borrower and its Subsidiaries (other than Excluded Subsidiaries) shall have Available Liquidity of less than $300,000,000.

               (c) The introductory paragraph to Annex G is hereby deleted in its entirety and the following is substituted in lieu therefor:

                    So long as (a) there are any outstanding Revolving Credit
               Advances or Letter of Credit Obligations (excluding Letters of Credit (i) for bank guarantees issued on behalf of WD UK, (ii) to support Borrower's replacement real estate lease for its headquarters location, (iii) posted in the approximate amount of $25,200,000 in satisfaction of the writs of attachment obtained by Cirrus Logic, Inc. against Borrower and WD Malaysia, and (iv) to support other corporate purposes acceptable to Co-Agents in an aggregate outstanding amount not to exceed $20,000,000), or (b)
               (i) as of the end of September 2003, Borrower and its Subsidiaries (other than Excluded Subsidiaries) shall have Available Liquidity of less than $285,000,000, or (ii) as of the end of any March, June, September or December of each year (other than September 2003), Borrower and its Subsidiaries (other than Excluded Subsidiaries) shall have Available Liquidity of less than $300,000,000, then Borrower shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP consistently applied:

               (d) Paragraph (a) of Annex G to the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu therefor:

                    (a) Maximum Capital Expenditures. Borrower and its
               Subsidiaries (other than the Excluded Subsidiaries) on a consolidated basis shall not make aggregate Capital Expenditures during any Fiscal Year that exceed the respective amounts set forth opposite each such Fiscal Year:


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
Fiscal Year Ending On                            Maximum Capital Expenditures
---------------------                            ----------------------------
July 1, 2005                                     $275,000,000
June 30, 2006                                    $280,000,000
June 29, 2007, and each Fiscal Year thereafter   $290,000,000

               provided; that, to the extent that the maximum capital expenditure amount identified above (the "Maximum Capital Expenditure") for any such Fiscal Year (i.e., Year 1) exceeds the amount of Capital Expenditures actually made by Borrower and such Subsidiaries during such Fiscal Year (such excess being the "Excess Amount"), then the amount of permitted Capital Expenditures for the immediately succeeding Fiscal Year (i.e., Year 2) will be increased by the positive amount (the "Carry Over Amount") equal to the lesser of (i) the Excess Amount and (ii) 25% of the amount of the Maximum Capital Expenditure for such Fiscal Year (i.e., Year 1), and for purposes of measuring compliance herewith, the Carry Over Amount shall be deemed to be the last amount spent on Capital Expenditures in any Fiscal Year.

               (e) The following is hereby added as paragraph (c) of Annex G to the Credit Agreement:

                    (c) Borrower and its Subsidiaries (other than the Excluded
               Subsidiaries) on a consolidated basis shall not make aggregate Capital Expenditures in any Fiscal Year that exceed the total EBITDA for Borrower and its Subsidiaries (other than the Excluded Subsidiaries) on a consolidated basis for such Fiscal Year.

          3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

               (a) receipt by Agent of this Amendment duly executed by Borrower, each of the other Credit Parties, Agent and Requisite Lenders; and

               (b) the absence of any Defaults or Events of Default as of the date hereof.

          4. Entire Agreement. This Amendment, together with the Credit Agreement, the other Loan Documents and the letter agreement of even date herewith among Borrower, each of the other Credit Parties, Agent, and Requisite Lenders, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

          5. Representations and Warranties. Borrower and each other Credit Party hereby represents and warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent


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that (a) a particular representation or warranty by its terms expressly applies only to an earlier date or (b) Borrower or any other Credit Party, as applicable, has previously advised Agent in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.

          6. Reaffirmation by Guarantors. Each Guarantor, by its execution of this Amendment, consents to the terms hereof and ratifies and reaffirms all of the provisions of the Guaranties.

          7. Miscellaneous.

               (a) Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

               (b) Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

               (c) Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

               (d) Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

               (e) No Novation. Except as expressly provided in Section 2 of this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or
     (iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

               (f) Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

                  [Remainder of Page Intentionally Left Blank]


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          IN WITNESS WHEREOF, this First Amendment to Amended and Restated
Credit Agreement has been duly executed as of the date first written above.

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Administrative Agent and a Lender


                                        By: /s/ Scott B. Kaplan
                                            ------------------------------------
                                            Scott B. Kaplan
                                            Duly Authorized Signatory


                                        BANK OF AMERICA, N.A.,
                                        as Documentation Agent and a Lender


                                        By: /s/ Robert Motsert
                                            ------------------------------------
                                        Name: Robert Motsert
                                        Title: Vice President


                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as a Lender


                                        By: /s/ Thomas H. Hopkins
                                            ------------------------------------
                                        Name: Thomas H. Hopkins
                                        Title: Vice President


                                        WESTERN DIGITAL TECHNOLOGIES, INC.,
                                        a Delaware corporation, as Borrower


                                        By: /s/ Steven M. Slavin
                                            ------------------------------------
                                            Steven M. Slavin
                                            Vice President, Taxes and Treasurer

                    [Signatures Continued on Following Page]


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                                        WESTERN DIGITAL (U.K.), LTD.,
                                        a corporation organized under the laws
                                        of the United Kingdom, as a Credit Party and a Guarantor


                                        By: /s/ Raymond M. Bukaty
                                            ------------------------------------
                                        Name: Raymond M. Bukaty
                                        Title: Director & Asst. Secretary


                                        WESTERN DIGITAL (I.S.) LIMITED,
                                        a corporation organized under the laws
                                        of Ireland, as a Credit Party and a
                                        Guarantor


                                        By: /s/ Raymond M. Bukaty
                                            ------------------------------------
                                        Name: Raymond M. Bukaty
                                        Title: Director & Secretary


                                        WESTERN DIGITAL FREMONT, INC.,
                                        a Delaware corporation, as a Credit
                                        Party and a Guarantor


                                        By: /s/ Steven M. Slavin
                                            ------------------------------------
                                            Steven M. Slavin
                                            Vice President, Finance


                                        WESTERN DIGITAL CORPORATION,
                                        a Delaware corporation, as a Guarantor


                                        By: /s/ Steven M. Slavin
                                            ------------------------------------
                                        Name: Steven M. Slavin
                                        Title: Vice President, Taxes and
                                               Treasurer


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